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                                                                    EXHIBIT 10.3


                              [LOGO OF IMAGICTV]

                                 ImagicTV Inc.

                        FORM OF 2000 SHARE OPTION PLAN
                        ------------------------------

1.  Purpose
    -------

The purposes of the ImagicTV 2000 Share Option Plan (the "Plan") are to attract, retain and motivate directors, officers, key employees and consultants of the Company and its Subsidiaries and to provide to such persons incentives and awards for superior performance.

2.   Definitions
     -----------

     As used in this Plan the following terms have the following meanings:

     (a)  "Agreement" has the meaning set forth in Section 6 below.

     (b)  "Award" means an Option.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Cause" means a termination of the Participant's employment with the Company or one of its Subsidiaries (a) for "cause" as defined in an employment agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment agreement that defines "cause", because of: (i) any act or omission that constitutes a material breach by the participant of any of his obligations under his employment agreement with the Company or one of its Subsidiaries or the applicable Agreement; (ii) the continued failure or refusal of the Participant to substantially perform the duties reasonably required of him as an employee of the Company or one of its Subsidiaries; (iii) any wilful and material violation by the Participant of any law or regulation applicable to the business of the Company or one of its Subsidiaries, or the Participant's conviction of a felony, or any wilful perpetration by the Participant of a common law fraud; or (iv) any other wilful misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries.

     (e) "Code" means the United States Internal Revenue Code of 1986, as amended.

     (f) "Committee" means a committee of the Board comprised of at least two directors selected by the Board to administer the Plan, each of whom shall be a Nonemployee Director and to the extent necessary for any Award intended to qualify as "performance-based compensation" (as defined in Section 162(m) of the Code and the regulations promulgated thereunder) to so qualify, the Committee shall consist of at least two Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who
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have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

     (g)  "Common Share" means a common share in the capital of the Company.

     (h) "Company" means ImagicTV Inc., a corporation incorporated under the laws of Canada .

     (i) "Change of Control" of the Company means the acquisition of Control of the Company by any person.

     (j) "Control" of the Company or of another corporation means ownership of shares to which are attached greater than 50% of the votes that may be cast to elect directors of such corporation.

     (k) "Date of Grant" means the date specified by the Committee on which an Award shall become effective (which date shall not be earlier than the date on which the Committee takes action with respect thereto), or if not specified by the Committee then the date of employment, the date of engagement in the case of a consultant or the date of appointment in the case of a Nonemployee Director.

     (l) "Eligible Individual" means an officer, employee or consultant of the Company, or any of its Subsidiaries, or a person who is a director of the Company or any of its Subsidiaries and who is not also an employee of the Company or any of its Subsidiaries at the Date of Grant, or any personal holding corporation controlled by any such person, the shares of which are held directly or indirectly by such person or such person's spouse, minor children or minor grandchildren, or any registered retirement savings plan or registered educational savings plan for the sole benefit of any such person.

     (m) "Fair Market Value" of a Common Share on a given date means the higher of the closing price of a Common Share on such date (or the most recent trading date if such date is not a trading date) on the NASDAQ/National Market System, The Toronto Stock Exchange and such national exchange, if any, as may be designated by the Board.

     (n) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     (o) "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3.

     (p) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     (q) "Option" means the right to purchase a Common Share upon exercise of an option granted pursuant to the Plan.

     (r) "Option Price" means the purchase price per Common Share payable on exercise of an Option, as determined by the Committee in its sole discretion (subject to the terms of the
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Plan) and as set forth in the applicable Agreement, subject to adjustment as provided in Section 10.

     (s) "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     (t) "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     (u) "Participant" means a person to whom an Award is to be made under the Plan in the discretion of the Committee and who is on the Date of Grant of such Award an Eligible Individual.

     (v) "Permanent Disability" means a physical or mental disability or infirmity of the Participant that prevents the normal performance of substantially all of his duties as an employee of the Company or any Subsidiary, which disability or infirmity shall exist for any continuous period of 180 days within any twelve-month period.

     (w) "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     (x) "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company, and (ii) in relation to the eligibility to receive Awards other than Incentive Stock Options, any corporation or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all voting securities or other voting interests in such entity.

     (y) "Successor Corporation" means a corporation, or a parent or subsidiary thereof (within the meaning of Section 424 of the Code), which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     (z) "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     (aa) "TSE Manual" means The Toronto Stock Exchange Company Manual, as may be amended from time to time.

     (bb) "Vested Options" means, as of any date, Options which by their terms are exercisable on such date.

3.   Administration of the Plan
     --------------------------

     (a) The Plan shall be administered, and Awards shall be granted hereunder, by or under the authority of the Committee. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.
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     (b)  The interpretation and construction by the Committee of any provision of the Plan or of any Agreement, and any determination by the Committee pursuant to any provision of this Plan or of any Agreement shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

4.   Shares Available Under Plan
     ---------------------------

     The maximum number of Common Shares which may be issued upon the exercise of Options granted under the Plan is [_________] Common Shares, subject to adjustment as provided in Section 9. Such shares may be shares previously issued or treasury shares or a combination of the foregoing. Any Common Shares which are subject to Options which expire or which have been surrendered without being exercised in full shall again be available for issuance under this Plan.

5.   Options

     (a) The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Options provided, however, that:

          (i) at no time shall the number of Common Shares reserved for issuance to any one Participant under the Plan or any other share compensation arrangement exceed 5% of the outstanding issue of Common Shares;

          (ii) at no time shall the number of Common Shares reserved for issuance pursuant to Options granted to "insiders" (as that term is defined in Section 627 of the TSE Manual) exceed 10% of the outstanding issue of Common Shares;

          (iii) under no circumstances shall insiders be issued in excess of 10% of the outstanding issue of Common Shares within any one-year period pursuant to the exercise of Options granted under the Plan or any other share compensation arrangement;

          (iv) under no circumstances shall any one insider and that insider's "associates" (as that term is defined in Section 627 of the TSE Manual) be issued in excess of 5% of the outstanding issue of Common Shares within any one-year period pursuant to the exercise of Options granted under the Plan or any other share compensation arrangement;

          (v) at no time shall the term of an Option exceed 10 years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); and

          (vi) at no time shall Incentive Stock Options be granted to persons other than Eligible Individuals who are employees of the Company, any of its Subsidiaries or any Successor Corporation.

     (b) To the extent that the aggregate Fair Market Value (determined as of the Date of the Grant) of Common Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5(b)) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock
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                                      -5-

Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

6.   Agreement
     ---------

     The terms and conditions of each Option shall be embodied in a written agreement (the "Agreement") in a form approved by the Committee which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Options granted under the Plan shall comply with the following terms and conditions:

          (i) Each Agreement shall specify the number of Common Shares for which Options have been granted.

          (ii) Each Agreement shall specify the Option Price, which shall not be less than 100% of the Fair Market Value per Common Share on the Date of Grant (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          (iii) As a condition to being granted an Option, each Participant shall (A) agree in writing to be bound by the terms of the confidentiality and proprietary rights policy of the Company, as such policy may be amended by the Company from time to time, and (B) when requested to do so by the Company, sign and deliver such documents relating to the implementation of such confidentiality and proprietary rights policy, as deemed necessary or desirable by the Company.

          (iv) Each Agreement shall specify that the Option Price shall be payable in cash or by cheque acceptable to the Company.

          (v) Successive grants may be made to the same Participant whether or not any Options previously granted to such Participant remain unexercised.

          (vi) Unless otherwise specified by the Committee at the time of granting an Option, and except as otherwise provided in the Plan, the Agreement shall specify that each Option shall have a term of seven years and shall be exercisable in the following instalments:

          (A) 25% of the Option shall be exercisable from the first anniversary of the Date of Grant to and including the seventh anniversary of the Date of Grant;

          (B) 25% of the Option shall be exercisable from the second anniversary of the Date of Grant to and including the seventh anniversary of the Date of Grant;

          (C) 25% of the Option shall be exercisable from the third anniversary of the Date of Grant to and including the seventh anniversary of the Date of Grant; and
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          (D)     25% of the Option shall be exercisable from the fourth
                  anniversary of the Date of Grant to and including the seventh anniversary of the Date of Grant,

provided however that in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder, Options exercisable under clauses 6(vi)(A) through 6(vi)(D) shall be exercisable only until the fifth anniversary of the Date of Grant. Except as otherwise provided in Section 7 and Section 8, once an instalment becomes exercisable it shall remain exercisable until expiration of the Option's term, unless otherwise specified in the Plan, an Agreement or by the Committee. Each Option or instalment may be exercised at any time or from time to time, in whole or in part, for up to the total number of Common Shares with respect to which it is then exercisable. In the event of a termination of a Participant's employment by reason of death or Permanent Disability, 50% of such Participant's unexercised Options shall become Vested Options if such Options were less than 50% vested at the time of such termination.

          (vii) No Option shall be exercisable more than 10 years from the Date of Grant.

          (viii) Each Option granted under the Plan shall be subject to such additional terms and conditions, not inconsistent with the Plan, which are prescribed by the Committee and set forth in the applicable Agreement.

          (ix) As soon as practicable following the exercise of any Options, a certificate evidencing the number of Common Shares issued in connection with such exercise shall be issued in the name of the Participant or as the Participant shall otherwise, in writing, direct.

          (x) The Committee may, in its discretion, permit Participants to elect to defer the issuance of Common Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

7.   Termination of Employment, Consulting Agreement or Term of Office

     (a) In the event that a Participant's employment, consulting arrangement or term of office with the Company or one of its Subsidiaries terminates for any reason, unless the Committee or the Board determines otherwise, any Options which have not become Vested Options shall terminate and be cancelled without any consideration being paid therefor.

     (b) In the event that a Participant's employment with the Company or one of its Subsidiaries is terminated without Cause, or the Participant's employment is terminated by reason of the Participant's voluntary resignation (including by reason of retirement), death or Permanent Disability, or a Participants' consulting arrangement or term of office is terminated without Cause, the Participant (or the Participant's estate) shall be entitled to exercise the Participant's Options which have become Vested Options as of the date of termination for a period of 60 days following the date of termination, or such longer period as the Committee or the Board determines at the time of grant or thereafter, subject to regulatory approval.
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                                      -7-

     (c) In the event that a Participant's employment, consulting arrangement or term of office with the Company or one of its Subsidiaries is terminated for Cause, such Participant's Vested Options shall terminate and be cancelled without any consideration being paid therefor.

8.   Changes of Control
     ------------------

     Notwithstanding Sections 5, 6 and 7 or the provisions of any Agreement, the Committee may in its sole discretion accelerate the vesting and the exercisability of any Option or a portion thereof granted to any or all Participants at the time of grant or at any time thereafter. If Options are accelerated in connection with or in anticipation of a proposed Change of Control, and if, for any reason, such Change of Control does not occur, the acceleration of the vesting and exercisability of the Options shall be retracted and the vesting and exercisability of the Options shall instead proceed in the manner provided in Sections 5, 6, 7 and 8 or an Agreement, as applicable.

9.   Transferability
     ---------------

     No Option shall be transferable or assignable by a Participant other than by will or the laws of descent and distribution, provided, however, that Nonqualified Stock Options may be transferred if approved by the Committee or the Board and by any regulatory authority having jurisdiction or stock exchange on which the Common Shares subject to Options are listed. Options shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

10.  Adjustments
     -----------

     (a) Subject to applicable law, the Committee shall make or provide for such adjustments in the maximum number of Common Shares specified in Section 4, the number of Common Shares covered by outstanding Options granted hereunder, and/or the Option Price applicable to such Options as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, extraordinary dividend, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

     (b) Except as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (A) each outstanding Option shall be treated as provided for in the agreement entered into in connection with the Transaction or
(B) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each Common Share subject to any outstanding Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Common Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the
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                                      -8-

Options prior to such Transaction. The treatment of any Option as provided in this subsection 10(b) shall be conclusively presumed to be appropriate for purposes of subsection 10(a).

     (c) Any such adjustment, described in subsections 10(a) and 10(b) above, in the Common Shares (i) subject to outstanding Incentive Stock Options (including any adjustments in the Option Price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or
(ii) subject to outstanding Awards that are intended to qualify as "performance-based compensation" (as defined in Section 162(m) of the Code and the regulations promulgated thereunder) shall be made in such a manner as not to adversely affect the treatment of the Awards as "performance-based compensation".

11.  Fractional Shares
     -----------------

     The Company shall not be required to issue any fractional Common Shares pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

12.  Withholding Taxes
     -----------------

     The Company and its Subsidiaries shall have the right to require any individual entitled to receive Common Shares pursuant to an Option to remit to the Company, prior to the delivery of any certificates evidencing such shares, any amount sufficient to satisfy any Canadian or United States federal, state, provincial or local tax withholding requirements. Prior to the Company's determination of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold Common Shares that would otherwise be received by such individual.

13.  Registration and Resale Restrictions
     ------------------------------------

     (a) An Option shall not be exercisable unless and until (i) a registration statement under the United States Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the Common Shares subject to such Option, and such Common Shares shall have been qualified under applicable state "blue sky" laws, or (ii) the Committee, in its sole discretion, determines that such registration, qualification and status is not required as a result of the availability of an exemption from such registration, qualification, and status under such laws.

     (b) Common Shares issuable upon exercise of an Option may be subject to resale restrictions imposed by securities laws of applicable Canadian jurisdiction pursuant to which, if applicable, Common Shares may not be sold or otherwise disposed of in Canada, except pursuant to a prospectus, a discretionary exception or a statutory exemption available only in specific limited circumstances, until the Company has been a "reporting issuer", as defined under applicable Canadian securities laws, for at least 12 months (18 months in the case of a "control person", as defined under applicable Canadian securities laws) or such shorter period as may in the future be mandated by legislative and/or regulatory change.

     (c) If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Common Share issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period
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                                      -9-

commencing on the day after the date of transfer of such Common Share to the Participant pursuant to such exercise, the Participant shall, within 10 days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

14.  Shareholder Rights
     ------------------

     A Participant shall have no rights as a shareholder with respect to any Common Shares issuable upon exercise of an Option until a certificate or certificates evidencing such shares shall have been issued to such Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any Common Share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

15.  Breach of Restrictive Covenants
     -------------------------------

     If (i) a Participant is bound by an employment or other agreement (including, without limitation, the Company's confidentiality and proprietary rights policy) with the Company or any of its Subsidiaries or affiliates and
(ii) such Participant materially breaches any of the restrictive covenants set forth in such employment or other agreement (including, without limitation, any restrictive covenants relating to non-competition, non-solicitation or confidentiality), then all of such Participant's Options (whether or not Vested Options) shall terminate and be cancelled without consideration being paid therefor.

16.  Amendments, Etc.
     ----------------

     (a) The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Award may be granted thereafter.

     (b) The Board may terminate the Plan sooner and may at any time and from time to time alter, amend or suspend the Plan in whole or in part, and the Committee may, subject to applicable legal requirements at any time and from time to time waive any provision of any Option or Agreement; provided, however, that no termination or amendment of the Plan or any waiver of any provision of any Option or Agreement may, without the consent of the Participant to whom any Award shall previously have been granted, adversely affect the rights of such Participant in such Award; provided further, however, that amendments shall be subject to (x) the approval of a majority of the Common Shares entitled to vote if the Committee determines that such approval is necessary in order for the Company to rely on the exemptive relief provided under Rule 16b-3 and (y) all other approvals, whether regulatory, shareholder or otherwise, which are required by law, The Toronto Stock Exchange or any other applicable securities exchange.

     (c) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     (d) The Plan shall not confer upon a Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.
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                                      -10-

17.  Prior Share Option Plan
     -----------------------

     The Plan shall not affect the options granted under the share option plan of the Company adopted in February 1998, as amended (the "Prior Plan"). All options granted under the Prior Plan shall continue to be governed by such plan. Options granted hereunder shall not be subject to the terms and conditions of the Prior Plan.

18.  Effective Date and Approval
     ---------------------------

     The Plan was adopted on, and is effective as of October [______________], 2000. The voting shareholders of the Company approved the Plan by resolution
dated October [    ], 2000.
               ----

19.  Governing Law
     -------------

     The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the Province of New Brunswick and the laws of Canada applicable therein.